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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


          Date of report (Date of earliest event reported) May 17, 2000

                               2U Online.com, Inc.
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             (Exact name of registrant as specified in its charter)


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                    DELAWARE                           0-26101                           52-2132622
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(State or other jurisdiction of incorporation)   (Commission File Number)       (IRS Employer Identification No.)
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  1288 Alberni Street, Suite 806, Vancouver, British Columbia, Canada V6E 495
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code (604) 664-0484
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        PURSUANT TO ITEM 304(a) OF REGULATION S-B:


(i) On May 17, 2000 Registrant decided to terminate its relationship with its principal independent accountant, James E. Slayton, CPA.

(ii) The former accountant's Independent Auditor's Report for the past two years has contained the following:

         "The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, The Company has had limited operations and has not established a long term source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."



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         Note 3 to the financial statements, as referenced above, reads as follows

         "NOTE 3 - GOING CONCERN

         The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has no current source of revenue. Without realization of additional capital or revenues, it would be unlikely for the Company to continue as a going concern. It is management's plan to seek additional capital through loans or private placements."

(iii) The decision to change accountants was approved by the board of directors.

(iv) (A) There have not been any disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his report; or

         (B) None of the disclosures mandated by Item 304(a)(1)(B), (C), (D) or
(E) of regulation S-B are applicable.

(2) The Registrant, on May 17, 2000 engaged the firm of Schvaneveldt & Company, 275 East South Temple Street, Suite 300, Salt Lake City, Utah 84111 as the Registrant's new principal accountant. None of the disclosures mandated by paragraphs (i) or (ii) of 304(E)(2) are applicable.

(3) Registrant is providing the former accountant with a copy of this Form 8-K and the former accountant has furnished a letter to registrant on May 25, 2000. That letter is enclosed as an exhibit to this Form 8-K.

         The provisions of Item 304(b) are not applicable.

EXHIBITS:

         Exhibit 16.        LETTER PURSUANT TO ITEM 304(a)(3) OF REGULATION S-B.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           2U ONLINE.COM, INC.

Date: May 25, 2000                         By: /s/ JACK SHA
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                                               JACK SHA, PRESIDENT